SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                April 4, 2000
                                Date of Report
                      (Date of Earliest Event Reported)

                            PACIFIC WEBWORKS, INC.
            (Exact Name of Registrant as Specified in its Charter)

                        180 South 300 West, Suite 400
                          Salt Lake City, Utah 84101
                   (Address of principal executive offices)

                                (801) 578-9020
                        Registrant's telephone number

     NEVADA                       000-26731                87-0627910
(State of Incorporation)   (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)

ITEM 2:     ACQUISITION AND DISPOSITION OF ASSETS

     On April 4, 2000, Pacific WebWorks signed an Agreement and Plan of Reorganization ("Agreement") to acquire all the outstanding and issued common stock of IntelliPay, Inc., a Delaware corporation, ("IntelliPay"). Pursuant to the Agreement, Pacific WebWorks's will issue 2,400,000 shares, par value $0.001, in exchange for 1,000 outstanding shares of IntelliPay. Upon closing of the Agreement, IntelliPay will become a wholly owned subsidiary of Pacific WebWorks.

     Pacific WebWorks and IntelliPay have been working closely together for two years. Last year the companies entered into a joint venture to establish MainStreetSquare.com, an online shopping portal. IntelliPay will continue to operate its business as it has prior to the acquisition. IntelliPay helps companies in their use of e-commerce web sites. IntelliPay's major assets include computer hardware and software that are an integral part of its operations. It specializes in providing online, secure and real-time payment processing services for businesses of all sizes. IntelliPay systems use industry standard security components and methods, the same standards used by all major commerce sites.

     Due to the unknown future potential of both companies, the parties based the consideration for the acquisition on the market price of shares and estimated revenues. The parties agreed to value IntelliPay at $9,045,000
based on multiplying its 1999 revenues by 4.5.   At the time of the
negotiations, Pacific WebWork's shares were trading at approximately $3.50 per share resulting in the 2,400,000 shares being valued at $8,400,000. For accounting purposes, the value of the shares was discounted to $4,320,000 due to the fact the shares were restricted.

     The acquisition was completed pursuant to the statutory requirements of Delaware and Nevada state law. For tax purposes, the merger was structured as a tax free exchange pursuant to Section 368 (a)(1) (B) of the Internal Revenue Code. Upon closing Pacific WebWorks will hold 100% of the IntelliPay shares and IntelliPay's 18 shareholders will hold 18.7% of Pacific WebWorks outstanding shares. In addition, IntelliPay shareholders received registration rights for a portion of their shares in the event Pacific WebWorks registers a specified amount of shares under the Securities Act of 1933, as amended, within the next two years.


ITEM 7:     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)     Financial Statements.

     The audited financial statements of IntelliPay for the period ended December 31, 1999 are attached.

        (b)     Pro Forma Financial Information.

     The pro forma consolidated financial statements of Pacific WebWorks for the period ended March 31, 2000 are attached. The pro forma consolidated statements of operation assumes that the entities were together as of January 1, 1999. The pro forma consolidated balance sheet assumes elimination of intercompany payables and receivables and the issuance of 2,400,000 shares of common stock valued at $4,320,000 and the amortization of good will.

        (c)  Exhibits.

Exhibit
No.      Exhibit                                        Location
-------  -------                                        ---------------

2.1      Agreement and Plan of Reorganization between   Filed April 19, 2000/
         Pacific WebWorks and IntelliPay,
         dated April 4, 2000.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned who are duly authorized.

Pacific WebWorks, Inc.


      /s/ Christian Larsen                                  6/19/00
By: _____________________________                Date: ___________________
       Christian Larsen, President, C.E.O.



     /s/ Mat Dastrup                                        6/19/00
By: _____________________________                Date: ___________________
      Mat Dastrup, Chief Financial Officer

                               Intellipay, Inc.
                             Financial Statements
                              December 31, 1999

                               C O N T E N T S



Independent Auditors' Report . . . . . . . . . . . . . . . . . .  3

Balance Sheet . . . . . . . . . . . . . . . . . . . . . . . . .   4

Statement of Operations  . . . . . . . . . . . . . . . . . . . .  5

Statement of Stockholders' Equity  . . . . .  . . . . . . . .  .  6

Statement of Cash Flows . . . . . . . . . . . . . . . . . . . .   7

Notes to the Financial Statements  . . . . . . . . . . . . . . .  8

                         CROUCH,  BIERWOLF & CHISHOLM
                         Certified Public Accountants
                         50 West Broadway, Suite 1130
                          Salt Lake City, Utah 84101
                            Office (801) 363-1175
                              Fax (801) 363-0615

                         INDEPENDENT AUDITOR'S REPORT



To the Board of Directors and Stockholders of Intellipay, Inc.

We have audited the accompanying balance sheet of Intellipay, Inc. as of December 31, 1999 and the related statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Intellipay, Inc. as of December 31, 1999 and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.


/S/ Crouch, Bierwolf & Chisholm


Salt Lake City, Utah
March 8, 2000

                               Intellipay, Inc.
                                 Balance Sheet

                                    Assets
                                                          December 31,
                                                             1999
                                                        ---------------
Current assets
   Cash and Cash Equivalents (Note 1)                   $       15,130
   Accounts receivable - related party (Note 4)                  7,926
                                                        ---------------

Total Current Assets                                            23,056
                                                        ---------------

Property & Equipment, Net (Note 3)                             125,780
                                                        ---------------
Other assets
   Software development costs, net (Note 2)                    545,319
                                                        ---------------
Total Other Assets                                             545,319
                                                        ---------------

     Total Assets                                       $      694,155
                                                        ===============

                     Liabilities and Stockholders' Equity

Current Liabilities
   Accounts payable                                            271,004
   Accrued expenses                                              7,067
   Current portion of long term liabilities (Note 6)           239,619
                                                        ---------------
Total Current Liabilities                                      517,690
                                                        ---------------
Long Term Liabilities (Note 6)
   Notes payable - related party                               236,997
   Capital lease obligation                                      6,889
   Less: current portion                                      (239,619)
                                                        ---------------
   Total long term liabilities                                   4,267
                                                        ---------------

   Total Liabilities                                           521,957
                                                        ---------------
Stockholders' Equity
   Common stock, 1,000 no par shares
      authorized, 680 shares issued and outstanding              6,000
   Retained earnings                                           166,198
                                                        ---------------
Total Stockholders' Equity                                     172,198
                                                        ---------------

Total Liabilities and Stockholders' Equity              $      694,155
                                                        ===============

  The accompanying notes are an integral part of these financial statements.

                               Intellipay, Inc.
                            Statement of Operations


                                                         For the year
                                                            Ended
                                                         December 31,
                                                            1999
                                                        ---------------
Revenues:                                               $    2,010,405

Cost of Sales                                                  471,374
                                                        ---------------

Gross Profit                                                 1,539,031

Expenses:

   Amortization                                                274,827
   Operating Expenses                                        1,243,992
                                                        ---------------

     Total Expenses                                          1,518,819
                                                        ---------------

Net Income (Loss) from Operations                               20,212
                                                        ---------------
Other Income (Expense):

   Interest expense                                             (2,170)
                                                        ---------------

      Total Other Income (Expense)                              (2,170)
                                                        ---------------

Net Income (Loss) before Income Taxes                           18,042
                                                        ---------------

Provision for Income Taxes                                       5,300
                                                        ---------------

Net Income (Loss)                                       $       12,742
                                                        ===============

Net Income (Loss) Per Common Share                      $        24.32
                                                        ===============

Weighted Average Shares Outstanding                                524
                                                        ===============

  The accompanying notes are an integral part of these financial statements.

                               Intellipay, Inc.
                      Statement of Stockholders' Equity



                                                         Additional
                                     Common Stock        Paid-in    Retained
                                  Shares      Amount     Capital    Earnings
                                ---------- ----------- ---------- ------------

Balance, December 31, 1998            510  $    1,000  $       -  $   153,456

Common shares issued for
 services at $29.41 per
 share in December 1999               170       5,000          -            -

Net income (loss) for the
 year ended December 31, 1999           -           -          -       12,742
                                ---------- ----------- ---------- ------------

Balance, December 31, 1999            680  $    6,000  $       -  $   166,198
                                ========== =========== ========== ============



  The accompanying notes are an integral part of these financial statements.

                               Intellipay, Inc.
                            Statement of Cash Flows

                                                          For the year
                                                             Ended
                                                          December 31,
                                                              1999
                                                        ---------------
Cash Flows form Operating Activities

  Net income                                            $       12,742
   Adjustments to reconcile
    net loss to net cash
    provided by operations:
      Shares issued for services                                 5,000
      Depreciation & Amortization                              297,986
      Increase in receivables                                   (7,926)
      Increase in payables                                     300,596
      Increase in accrued expenses                               4,621
                                                        ---------------

Net Cash (Used) Provided by Operating Activities               613,019
                                                        ---------------
Cash Flows from Investment Activities:
  Purchase of Equipment                                        (91,895)
  Cash paid for software development costs                    (772,448)
                                                        ---------------

Net Cash (Used) Provided by Investing Activities              (864,343)
                                                        ---------------

Cash Flows from Financing Activities:
   Cash received from debt financing                           236,997
   Principal payments on long term debt                         (1,975)
                                                        ---------------

Net Cash (Used) Provided by Financing Activities               235,022
                                                        ---------------

Net increase (decrease) in cash                                (16,302)

Cash, beginning of year                                         31,432
                                                        ---------------

Cash, end of year                                       $       15,130
                                                        ===============

Supplemental Cash Flow Information:
 Cash Paid For:
      Interest                                          $            -
                                                        ===============
      Income Taxes                                      $            -
                                                        ===============

  The accompanying notes are an integral part of these financial statements.

                               Intellipay, Inc.
                      Notes to the Financial Statements
                              December 31, 1999

NOTE 1 - Summary of Significant Accounting Policies

      a.  Organization

      Intellipay, Inc. (the Company) was organized under the laws of the State of Delaware on June 1, 1995. The Company is currently engaged in the business of providing financial transaction processing for selling products and services over the Internet.

      b.  Accounting Method

      The Company recognizes income and expense on the accrual basis of accounting.

      c.  Earning (Loss) Per Share

      The computation of earnings per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements.

      d.  Cash and Cash Equivalents

      The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

      e.  Provision for Income Taxes

      Deferred income taxes arise from timing differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or noncurrent, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from timing differences that are not related to an asset or liability are classified as current or noncurrent, depending upon the periods in which the timing differences are expected to reverse. There were no timing differences for the Company at December 31, 1999.

      The Deferred tax liability and the provision for income taxes is calculated as follows at December 31, 1999:

 Current provision for income taxes:
    Federal                               $   3,456
    State                                     1,844
    Deferred                                      -
                                          ---------
 Total provision for income taxes         $   5,300
                                          =========
 Income taxes payable                     $   5,300
                                          =========

                               Intellipay, Inc.
                      Notes to the Financial Statements
                              December 31, 1999

NOTE 1 - Summary of Significant Accounting Policies (continued)

      f.  Use of Estimates in the Preparation of Financial Statements

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and expenses during the reporting period. In these financial statements, assets, liabilities and expenses involve extensive reliance on management's estimates. Actual results could differ from those estimates.

     g.  Revenue Recognition

      The Company generates revenue from providing financial transaction processing capability for internet commerce. Revenue is recognized when the Company establishes technical competence with a particular financial institution.


     h.  Fair Value of Financial Instruments

       Unless otherwise indicated, the fair values of all reported assets and liabilities which represent financial instruments (none of which are held for trading purposes) approximate the carrying values of such amounts.

      Based on borrowing rates currently available to the Company for loans with similar terms, the carrying value of notes payable approximate fair value.

NOTE 2 - Software Development Costs

      Software development costs represent costs incurred for internally developed software. Pursuant to SOP 98-1, the Company capitalizes costs incurred during the application development stage (designing, coding, installing and testing) of its software development. Costs incurred during the preliminary project stage and post-implementation and operation stage are expensed as incurred. The Company capitalized $772,448 in 1999. The costs are being amortized over a three year period and amortization expense charged to operations in 1999 was $274,827.

                               Intellipay, Inc.
                      Notes to the Financial Statements
                              December 31, 1999

NOTE 3 - Property and Equipment

     Property and Equipment consists of the following at December 31, 1999:

     Furniture & Equipment            $   25,742
     Computer Equipment                  125,775
     Accumulated Depreciation            (25,737)
                                      -----------
     Total Property & Equipment       $  125,780
                                      ===========

      Expenditures for property and equipment and for renewals and betterments, which extend the originally estimated economic life of assets or convert the assets to a new use, are capitalized at cost. Expenditures for maintenance, repairs and other renewals of items are charged to expense. When items are disposed of, the cost and accumulated depreciation are eliminated from the accounts, and any gain or loss is included in the results of operations.

      The provision for depreciation is calculated using the straight-line method over the estimated useful lives of the assets. The useful lives of equipment, furniture and computers are 5 years, 7 years and 5 years, respectively. Depreciation expense for the period ended December 31, 1999 is $23,159.

NOTE 4 - Related Party Transactions

      At December 31, 1999 the Company has an account receivable from U.S. Merchant Systems, Inc., a company under common ownership, in the amount of $7,926.

      During 1999, the Company received loans from U.S. Merchant Systems, Inc., a company under common ownership, in the amount of $236,997. The balance due at December 31, 1999 is $236,997.

NOTE 5 - Commitments and Contingencies

     The Company sub-leases its office space from U.S. Merchant Systems, Inc. a company under common ownership. The agreement is month-to-month and requires monthly rent of $4,791.

NOTE 6 - Long Term Liabilities

     Notes payable - related party are detailed as follows:     December 31,
                                                                    1999
                                                              ---------------
     Note payable to a corporation under
     common ownership, bears interest at 1%,
     due within one year and unsecured                        $     236,997
                                                              ---------------

    Total Notes Payable - Related Party                       $     236,997
                                                              ---------------
     Capital lease obligations are detailed as follows:

     Capital lease obligation to a corporation, for a
     copier, lease payments due monthly of $286 through
     April 2002, bears interest at 10% secured by copier      $       6,889
                                                              ---------------

    Total Capital Lease Obligations                           $       6,889
                                                              ---------------

    Total Long Term Liabilities                               $     243,886
                                                              ---------------

                               Intellipay, Inc.
                      Notes to the Financial Statements
                              December 31, 1999

NOTE 6 - Long Term Liabilities (continued)
                                                                December 31,
                                                                     1999
                                                              ---------------

    Less current portion                                      $    (239,619)
                                                              ---------------

    Net Long Term Liabilities                                 $       4,267
                                                              ===============

      Future minimum principle payments on notes payable - related party are as follows at December 31, 1999:

              2000                            236,997
                                           -----------
              Total Notes Payable          $  236,997
                                           ===========

      Future minimum lease payments are as follows at December 31, 1999:

              2000                        $     3,432
              2001                              3,432
              2002                              1,144
                                          ------------
      Less: Portion Representing Interest      (1,119)
      Total Capital Lease Obligations     $     6,889
                                          ============

NOTE 7 - Stockholders' Equity

      In December 1999, the Company issued 170 shares of its common stock to Tom Hill, an officer and director, for services valued at $5,000.

                          Pacific Webworks, Inc.

                Pro Forma Consolidated Financial Statements

                              March 31, 2000

                        Pacific Webworks, Inc.
                 Proforma Consolidated Balance Sheet
                            March 31, 2000

                                  Pacific                                        Proforma
                                  Webworks    Intellipay       Eliminating       Consolidated
                                  Balance     Balance          Adjustments       Balance
                                  03/31/00    03/31/00         DR        CR      03/31/00
                                  ----------- ----------- ----------- ---------- ------------

                                               Assets

Current Assets
  Cash and Cash Equivalents          127,087       4,090                             131,177
  Accounts Receivable (Net of
  Allowance of $12,798)              433,010           -                             433,010
  Employee Receivable                  7,474           -                               7,474
  Prepaid Expenses                     9,022           -                               9,022
  Note Receivable                    153,000           -                153,000            -
                                  ----------- -----------                        ------------
  Total Current Assets               729,593       4,090                             580,683

  Property and Equipment             183,127     116,851                             299,978

Other Assets
  Goodwill, net                      237,687           -   4,532,774    566,596    4,203,865
  Deposits                             5,250           -                               5,250
  Computer Software Costs              4,333           -                               4,333
  Software Development Costs               -     476,613                             476,613
                                  ----------- -----------                        ------------
  Total Other Assets                 247,270     476,613                           4,690,061
                                  ----------- -----------                        ------------
  Total Assets                     1,159,990     597,554                           5,570,722
                                  =========== ===========                        ============


                 Liabilities and Stockholders' Equity

Current Liabilities
  Accounts Payable                   415,152      89,233                             504,385
  Accrued Expenses                   127,123     273,947                             401,070
  Current Portion of Long
   Term Debt                       1,178,730     447,148     153,000               1,472,878
                                  ----------- -----------                        ------------
  Total Current Liabilities        1,721,005     810,328                           2,378,333

Stockholders' Equity
  Common Stock, authorized
   50,000,000 shares of no par
   value, issued and outstanding
   10,400,342 shares                  10,400       6,000       6,000      2,400       12,800
  Additional Paid in Capital       2,759,080           -              4,317,600    7,076,680
  Retained Earnings               (3,330,495)   (218,774)    566,596    218,774   (3,897,091)
                                  ----------- -----------                        ------------

  Total Stockholders Equity         (561,015)   (212,774)                          3,192,389
                                  ----------- -----------                        ------------
  Total Liabilities and
   Stockholders Equity             1,159,990     597,554                           5,570,722
                                  =========== ===========                        ============

<CAPTION


                          Pacific Webworks, Inc.
                     Proforma Statement of Operations


                                  Pacific
                                  Webworks    Intellipay
                                  For January For January                        Proforma
                                  1, 2000     1, 2000                            Consolidated
                                  through     through           Proforma         Balance
                                  March 31,   March 31,         Adjustments      March 31,
                                  2000        2000                               2000
                                  ----------- ----------- ----------- ---------- ------------
Revenues                           1,992,032     114,242                           2,106,274
                                  ----------- -----------                        ------------

Cost of Goods Sold                   266,893      31,837                             298,730
                                  ----------- -----------                        ------------

Gross Profit                       1,725,139      82,405                           1,807,544

General & Administrative             741,157     206,184                             947,341
Selling Expenses                   1,431,393      57,977                           1,489,370
Amortization                               -           -     113,319                 113,319
Research & Development                81,116     197,290                             278,406
                                  ----------- -----------                        ------------
Total Operating Expenses           2,253,666     461,452                           2,828,436
                                  ----------- -----------                        ------------

  Income/(Loss) from Operations     (528,527)   (379,047)                         (1,020,893)

Other income/(expenses)              (15,215)     (5,925)                            (21,140)
                                  ----------- -----------                        ------------

Net (Loss)                          (543,742)   (384,972)                         (1,042,033)
                                  =========== ===========                        ============

                          Pacific Webworks, Inc.
                     Proforma Statement of Operations

                                  Pacific
                                  Webworks    Intellipay
                                  For January For January                        Proforma
                                  1, 1999     1, 1999                            Consolidated
                                  through     through            Proforma        Balance
                                  December    December         Adjustments       December 31,
                                  31, 1999    31, 1999        dr        cr       1999
                                  ----------- ----------- ----------- ---------- ------------
                                   (audited)   (audited)

Revenues                             305,628   2,010,405                           2,316,033

Cost of Goods Sold                    42,874     471,374                             514,248
                                  ----------- -----------                        ------------

Gross Profit                         262,754   1,539,031                           1,801,785
                                  ----------- -----------                        ------------

General & Administrative           1,137,791   1,518,819                           2,656,610
Selling Expenses                     406,917           -                             406,917
Amortization                               -           -     453,277                 453,277
                                  ----------- -----------                        ------------

Total Operating Expenses           1,544,708   1,518,819                           3,516,804
                                  ----------- -----------                        ------------

  Income/(Loss) from Operations   (1,281,954)     20,212                          (1,715,019)

Other income/(expenses)           (1,285,581)     (7,470)                         (1,293,051)
                                  ----------- -----------                        ------------

Net (Loss)                        (2,567,535)     12,742                          (3,008,070)
                                  =========== ===========                        ============


                        Pacific Webworks, Inc.
         Notes to Pro Forma Consolidated Financial Statements
                            March 31, 2000


NOTE 1 - Summary of Transaction

     On April 4, 2000, the Company completed an Agreement and Plan of Reorganization between Pacific Webworks, Inc. a public Utah corporation (Pacific) (the Company) and Intellipay, Inc. a private California corporation (Intellipay). Pacific issued 2,400,000 shares of common stock for all the stock of Intellipay. Thereby Intellipay became a wholly owned subsidiary of Pacific Webworks, Inc. The transaction was recorded using the purchase method of accounting.

NOTE 2 - Management Assumptions

     The pro forma consolidated statements of operations assumes that the entities were together as of January 1, 1999 and amortization of goodwill was deducted to reflect a full year and subsequent quarter of activity.

     The pro forma consolidated balance sheet assumes the elimination of intercompany payables and receivables, the issuance of 2,400,000 shares of common stock valued at $4,320,000, and the amortization of goodwill.